SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

  (Amendment No.)

Filed by the Registrant (x)

Filed by a Party other than the Registrant ()

Check the appropriate box:
() Preliminary Proxy Statement
()  Confidential, for Use  of the Commission Only  (as permitted by Rule
    14a6 (e)(2)
(X) Definitive Proxy Statement
()  Definitive additional Materials
()  Soliciting Material Pursuant to a240.14a-11(c)or a240.14a-12

(Name of Registrant as Specified In Its charter):    REALCO, INC.

(Name of Person(s) Filing Proxy Statement if other than the Registrant) Payment of Filing Fee (check the appropriate Box):

(x) No fee required.

() Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and 0-11.

1)  Title of each class of securities to which transaction applies:
    No Par Value Common Stock and Classes A and B Preferred Stock

2)  Aggregate number of securities to which transaction applies:
    3,099,347 shares

3) Per unit price of other underlying value of transaction computed pursuant to forth the amount on which the filing fee is calculated and state how it was determined):

4)  Proposed maximum aggregate value of transaction:

5)  Total fee Paid:

()  Fee paid previously with preliminary materials.
() Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)  Amount Previously Paid:
 ..............

2)  Form, Schedule or Registration Statement No.:
 ...............

3)  Filing Party:
 ..............

4)  Date Filed:
 ..............




                            PROXY STATEMENT
                                  AND
                NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                     To be held on March 5, 1999

The Annual Meeting of Shareholders of REALCO, INC., (the "Company") will be held on March 5, 1999, in Suite 490, at 1650 University Blvd., Albuquerque, New Mexico, at 9:30 a.m., New Mexico time to act upon the following:


     (1)  To elect six Directors, and
     (2) To consider such other business as may properly come before the Annual Meeting.

Details relating to the above matters are set forth in the attached Proxy Statement. The Board of Directors is not aware of any other matters to come before the Annual Meeting. Only Shareholders of record at the close of business on January 25, 1999, are entitled to vote at the Annual Meeting. Shares cannot be voted unless a signed proxy is provided or other arrangements are made to have the shares represented at the Meeting.

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, WE URGE YOU TO SIGN, DATE, AND RETURN THE ENCLOSED PROXY WITHOUT DELAY. REALCO, INC., HAS FURNISHED FOR YOUR CONVENIENCE A PRE-ADDRESSED, STAMPED ENVELOPE. PLEASE MAIL IN YOUR PROXY TODAY. YOUR PROMPT RETURN OF THE ENCLOSED PROXY WILL SAVE REALCO, INC., THE NECESSITY AND
EXPENSE  OF FURTHER  SOLICITATIONS  TO  OBTAIN  A  QUORUM  AT THE ANNUAL
MEETING.


                                   Sincerely,
                                   s/Melvin A. Hardison

                                   ________________________
                                   MELVIN A. HARDISON, Secretary

Albuquerque, New Mexico, January 26, 1999.





                             PROXY STATEMENT

                               REALCO, INC.
               1650 University Boulevard, N.E., Suite 5-100
                      Albuquerque, New Mexico 87102

                     PERSONS MAKING THE SOLICITATION
The Board of Directors (the "Board") of REALCO, INC., (the "Company") solicits the enclosed proxy for use at the Annual Meeting of Shareholders of the Company, to be held in Suite 490, 1650 University Blvd., N.E. Albuquerque, New Mexico, at 9:30 a.m., New Mexico time, and at any postponement(s) or adjournment(s) of the Annual Meeting.

                         METHOD OF SOLICITATION
Solicitation will be made primarily by mail, commencing on or about February 1, 1999, but may also be made by telephone or oral communications by directors, officers and employees of the Company.

                    PROXIES AND VOTING AT THE MEETING
A majority of the outstanding shares of the Company's No Par Value Stock and Voting Preferred Stock, counted in the aggregate, must be represented  in person, or by proxy at the Annual Meeting  in  order  to hold the Annual Meeting. Only Shareholders of record at the close of business on January 25, 1999, are entitled to vote at the Annual Meeting. Shareholders are encouraged to sign and return their proxies promptly, indicating the manner in which they wish their shares to be voted. The proxy agents will vote the shares represented by the proxies according to the instructions of the persons giving the proxies. Unless other instructions are given, votes will be cast in the Proxy's discretion:

1. For the election of the six nominees for Director presented later in this Proxy Statement.

      To be elected as a director, a nominee must receive the votes of a majority of the shares represented at the Meeting (counting No Par Value Stock and Voting Preferred Stock in the aggregate). If no candidate receives a majority, the incumbent Director in that seat will remain on the Board. If, for any reason any of the nominees become unavailable for election, which the Board does not anticipate, the proxies will be voted for a substitute nominee to be designated by the Board.

2.    In  the  Proxy's   discretion  on the transaction  of  such  other
      business as may properly come before the Annual Meeting or any postponement(s) or adjournment(s) of the Annual Meeting.

      To be passed, any other item that comes before the Shareholders must also receive the affirmative vote of a majority of the votes cast in person and by proxy at the meeting.

Election Inspectors will be appointed at the meeting. Such Inspectors will determine the validity of proxies and will receive, canvas and report to the meeting the votes cast by the Shareholders on each item brought before the Shareholders for vote. No shares of the Company's Common Stock or Voting Preferred Stock can be voted by any person who is not the record owner or voting under authority granted by the record owner. All returned proxies are counted toward the required quorum or the required percentages of shares present at the meeting for election of directors. If any
Shareholder returns a proxy without indicating his directions whether the proxy should be voted for or against any item or voted for or withheld from voting on any item, the proxy will be voted by the proxy agents for management's nominees for director and in the agent's discretion on any other matter coming before the meeting. Any Shareholder returning a proxy has the power to revoke that proxy at any time before it is voted, by delivery of a written notice of revocation, signed by the Shareholder, to the Secretary of the Company; by delivery of a signed proxy bearing a later date; or by attending the Annual Meeting and voting in person. Any proxy which is not revoked will be voted at the Meeting.

In   accordance   with  Company Bylaws, the  Annual  Meeting   will   be
conducted in accordance with an agenda which will be conspicuously posted at the Annual Meeting. Participation at the Meeting will be encouraged but will be limited to Shareholders and holders of valid proxies for Shareholders. The Meeting will start promptly at 9:30 a.m, New Mexico time.

                          ELECTION OF DIRECTORS

At the Annual Meeting, the Shareholders will elect six Directors to each serve until the next annual or special meeting of Shareholders at which directors are elected. The Board of Directors of the Company has nominated James A. Arias, Bill E. Hooten, Arthur W. Schwartz, Marshall Blumenfeld, Martin S. Orland and Noel Zeller as Management's candidates for the six seats. Each of these individuals is a current Director. Each of the Company's nominees has consented to be nominated and to serve if elected. Certain Directors are identified below as members of the Company's Audit Committee.

To be elected, each nominee must receive a majority  of  the votes cast,
in   person  or  by  proxy,  at  the  Annual  Meeting  of  Shareholders.

                   MANAGEMENT'S  NOMINEES FOR DIRECTOR

JAMES A. ARIAS, who has served as the Company's President, Chief Executive Officer and a Director since its formation in September 1983. From 1975 to September of 1983, he was a partner of James Bentley & Associates, a financial consulting and real estate syndication firm in Albuquerque, New Mexico, which was merged into and became a division of Financial Services Group, Inc., a New Mexico corporation, of which Mr. Arias is President and a controlling shareholder. Since 1984, he has served as Manager of S&H Brokerage Inc., N.M., an insurance broker in Albuquerque, New Mexico, which became a 49.99% Company subsidiary during the previous fiscal year. Since June 1995, he has served as interim sole Director of Arinco Computer Systems Inc., a publicly traded New Mexico corporation that currently has no active operations. In August, 1997, at the time when the Company acquired a shareholding interest in Miller and Schroeder Financial, Inc., a broker dealer headquartered in Minneapolis, Minnesota, Mr. Arias became a Director and Audit Committee Member of that Company. Mr. Arias is also a Director of Quatro, Inc., a New Mexico electronics company. Both Miller and Schroeder and Quatro, Inc., are privately held corporations. Mr. Arias will devote substantially all of his time to the affairs of the Company.

BILL E. HOOTEN, who served as an Executive Vice President and a Director of the Company since March 31, 1995. From inception to August 1995, Mr. Hooten served as the President and a Director of the Company's predecessor Old Realco. He currently serves as a Director and Chairman of the Finance and Real Estate Committees of Presbyterian Health Care Services, headquartered in Albuquerque.

ARTHUR A. SCHWARTZ, who has served as a Director of the Company since November, 1994. For more than the past five years Mr. Schwartz has been President of Masters Coverage Corp., a successor company of S&H Insurance Brokerage, Inc., of N.Y., an insurance broker located in New York, New York. Of which he had been President and Manager. Masters Coverage Corp. is a 50.01% owner of S&H Insurance Brokerage, Inc., N.M., an insurance brokerage company, of which 49.9% is owned by the Registrant.

MARSHALL BLUMENFELD, who has served as a Director of the Company since its formation in September 1983. Since 1963, Mr. Blumenfeld has been engaged in the private practice of law in New York, New York, until 1997 when he retired from the practice.

MARTIN S. ORLAND, was first elected to the Board by the Shareholders on March 21, 1997. He served for more than the past five years as President of Fortis Private Capital, Inc., a Delaware corporation that conducted a private venture capital investment business in New York, New York. During the same period, Mr. Orland was the Executive Vice President of Fortis Advisors, Inc., a Delaware corporation, that conducted investments in commercial real estate and mortgages in New York, New York. Both of these corporations are subsidiaries of Fortis, Inc., which is a subsidiary of a Dutch holding company. From April 1993, through August 1996, Mr. Orland was a Director of Financing for Science International, Inc., a publicly traded corporation, and since November of 1996 has served as a Director of Continental Bank, a publicly traded financial institution. In 1997, Mr. Orland became a Director of Quatro, Inc., a New Mexico based electronics company.

NOEL ZELLER, was first elected to the Board by the Shareholders on March 21, 1997. Mr. Zeller is the founder and owner of Zelco Industries, Inc., a New York consumer products manufacturing corporation, and for more than the past five years has served as the President of that corporation. He is also the owner-manager of Zeller Properties LLC, a New York corporation which is a real estate investing company.

These   nominees are the Company's current Board of Directors  and  each has agreed to continue to serve as a Company Director if reelected by the Shareholders.

All   directors   hold   office until the   next   annual   meeting   of
shareholders or until their successors have been duly elected and qualified. Executive officers of the Company are appointed by, and serve at the discretion of, the Board of Directors. Directors are not currently paid fees for attending directors' meetings, but the Company reimburses Directors for out-of-pocket expenses incurred in attending board meetings.

The Executive Officers and the Directors of the Company are:

     Name                      Age        Position

     James A. Arias (2)         60     President,CEO and Director
     Bill  E. Hooten            62     Executive Vice President and
                                         Director
     Melvin A. Hardison         69     Secretary/Treasurer
     Arthur A. Schwartz         58     Director
     Marshall Blumenfeld (1)    64     Director
     Martin S. Orland (1)(2)    62     Director
     Noel Zeller (1)            62     Director
________________________________________________________________________

     (1) Stock Option Committee member.
     (2) Audit Committee member.

Background information for executive officers who are not also Directors is as follows:

MELVIN A. HARDISON has served as the Secretary and Treasurer of the Company since March 31, 1995. For more than the last five years, Mr. Hardison served as the Vice President and Treasurer of Old Realco.

Employment Agreements

In March 1995, at the time of the Company's reorganization, Mr. Hooten and the Company entered into a five-year employment agreement pursuant to which Mr. Hooten serves as the Company's Executive Vice President. The Company pays Mr. Hooten an annual salary of $120,000 per year.

           VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The following table sets forth certain information regarding beneficial ownership of the Company's Common Stock and Preferred Stock ("Voting Shares") as of January 25, 1999. The Preferred Stockholders have voting rights identical to the Common Stockholders. The Preferred Stockholders have the right to convert all or any portion of their Preferred Stock to Common Stock. The following table assumes the conversion of all outstanding shares of Preferred Stock into Common Stock, and sets forth the identity of (i) each shareholder who is known by the Company to own beneficially more than 5% of the outstanding Voting Shares, (ii) each director, and (iii) all officers and directors as a group. Except as otherwise indicated, each of the Shareholders listed in the table or included within a group listed in the table possesses sole voting and investment power with respect to the Voting Shares indicated.

    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

                                          Shares          Percent of
Name and Address                       Beneficially    Owned  Outstanding
                                                         Voting Shares

Financial Services Group, Inc. (1)        650,000             21.1%
1650 University Blvd., NE, Suite 5-100
Albuquerque, New Mexico 87102

James A. Arias (1)                        650,000             21.1%
1650 University Blvd., NE, Suite 5-100
Albuquerque, New Mexico 87102

Nortek, Inc. (2)                          200,000              6.5%
50 Kennedy Plaza
Providence, Rhode Island 02903

Arthur A. Schwartz (7)                     35,000              1.2%
401 East 80th Street
New York, New York 10021

Marshall Blumenfeld (7)                    27,500                *
1338 Van Buren Street
Hollywood, Florida 33019

Bill E. Hooten (3)(4)(5)                  270,714               8.8%
1650 University Blvd., Suite 5-100
Albuquerque, New Mexico 87102

MLPF&S CUST EPO (3)(4)                     57,855               1.9%
Bill E. Hooten IRRA FBO
Bill E. Hooten

Bill E. Hooten and
Phyllis S. Hooten (3)(5)                  212,859               6.9%
Revocable Trust UTA
1650 University Blvd., Suite 5-100
Albuquerque, New Mexico 87102

Martin S. Orland (7)                        1,650                 *
52 Centerville Rd.
Holmdel, New Jersey 07733

Noel Zeller (7)                            35,000               1.2%
3 Justin Road
Harrison, New York 10528

Deleware Charter Guarantee                 24,714                *
Trust Co. TTEEBFO (3)(6)(7)
Melvin A. Hardison ISERP
P.O. Box 8963
Wilmington, Deleware 19899

All Executive Officers
and Directors as a Group (3)(5)         1,044,578             33.8%
___________
*   less than 1%


1. Financial Services, Inc., is the registered holder of the shares. Mr. James A. Arias, the President, Chief Executive Officer and Chairman of the Board of the Company, is the sole Director and President of Financial Services Group, Inc., and is the beneficial holder of such shares.

2. Nortek, Inc., a New York Stock Exchange listed company, acquired the shares as a result of its previous purchase of Ply Gem, Inc., formerly a New York Stock Exchange listed company. Realco, Inc., has no association with Nortek in any capacity.

3. The Series "A" and Series "B" shares have one vote on all matters that may come before a meeting of shareholders. Upon the Offerings being declared effective by the SEC, the holders of the Series "A" and "B" Preferred Shares have the right to convert at any time their Preferred Shares to Common Stock. See "Description Securities -- Preferred Stock".

4. The Trust was established for the benefit of Bill E. Hooten and was established as a Roll Over account, to accept the Series "A" Preferred Shares previously held in the Realco, Inc., Stock Bonus Trust, Bill E. Hooten, Trustee, for the benefit of Bill E. Hooten. Mr. Hooten as Trustee, has voting and investment power over such shares.

5. Mr. Hooten, an officer and director of the Company, has the right to convert Series "A" and "B" Preferred Shares into up to 420,521 shares of Company's Common Stock over which he has the right to exercise voting and investment power.

6. Mr. Hardison, an officer and Secretary of the company, has the right to convert Series "A" Preferred Shares into up to 35,305 shares of the Company's Common Stock over which he has the right to exercies voting and investment power.

7. Does not include options to purchase 15,000 shares of the Company's common stock.


Family Relationships

None of the Directors, Nominees or Officers of the Company are related (as first cousins or closer) by blood, marriage or adoption to any other Director, Nominee, or Officer.

Meetings of the Board

The Board does not hold regular meetings, but does hold such meetings as the business of the Company requires. During the past year the Board held four meetings. All members attended at least 75% of the meetings.

The Board has no nominating or compensation committees, but does have an Audit Committee consisting of Martin S. Orland, Arthur A. Schwartz and Marshall Blumenfeld and a Stock Option Committee consisting of James
A. Arias, and Noel Zeller.


                         EXECUTIVE COMPENSATION

The following table sets forth certain information regarding compensation earned or awarded to the Company's officers during the Company's last three completed fiscal years ended September 30, 1996, 1997 and 1998. No other executive officer of the Company received total salary and bonus compensation in excess of $100,000 for 1998.

Summary of Compensation Table

                                             Annual Compensation

     Name and Principal Position           Year      Salary         Other
                                                                Compensation

  James A. Arias,                         1996    $  78,000           -0-
     President, CEO, Chairman             1997    $  82,800       $ 14,300
       of the Board (1)                   1998    $  87,600           -0-

  Bill E. Hooten, Executive               1996    $ 120,000           -0-
     Vice President (2)(3)                1997    $ 120,000           -0-
                                          1998    $ 120,000           -0-

  Melvin A. Hardison                      1996    $  68,250        $ 1,733
     Secretary and Treasurer              1997    $  68,250        $ 1,733
                                          1998    $  68,250        $ 1,733

  Robert H. Feinberg (4)                  1996        -0-             -0-
                                          1997    $  25,000           -0-
                                          1998    $ 303,900           -0-

  Bradley Smith (5)                       1996        -0-             -0-
                                          1997    $  72,000           -0-
                                          1998    $  96,000        $28,000
____________

(1) The Company pays Mr. Arias a base salary per month, which calls for increases at the rate of 6% per annum as a cost of living adjustment. During fiscal 1998, the monthly salary compensation paid to Mr. Arias was $7,300. During fiscal 1997, the monthly salary compensation paid to Mr. Arias was $6,900. In addition, Mr. Arias is to be paid an allowable bonus equal to 10% of all pretax profits in excess of $400,000 during any year. Mr. Arias was not entitled to any allowable bonus for the fiscal year ended September 1998.

(2) Pursuant to Mr. Hooten's employment agreement, he receives an annual salary of $120,000 per year. See "Employment Agreements."

(3) Phyllis S. Hooten, the wife of Bill E. Hooten, is employed by the company as an interior designer. She has been paid $9,000 per year during the fiscal years ended 1996, 1997 and 1998. She was also furnished a car that is leased by the Company for $472 per month. None of this compensation paid or furnished to Mrs. Hooten is included in the totals of the compensation paid to Mr. Hooten.

(4) Mr. Feinberg was first employed by First Commercial Real Estate Services, Inc., a Company subsidiary, in April 1997, as its President. Mr. Feinberg is not paid a basic salary, his compensation is based on an annual sliding commission scale and he is primarily responsible for payment of sales expenses which he may incur as part of his sale efforts.

(5) Mr. Smith was first employed by the Prudential Preferred Properties of Arizona, a Company subsidiary in January 1997. His base salary is $96,000 and he has an incentive bonus arrangement which is tied to annual pre-tax profit of Prudential Preferred Properties of Arizona, which resulted in additional compensation of $28,000 in 1998.


Option Grants

During  1998   the   Company   granted certain  of its  officers options
under its  Key Employee Incentive Stock Option Plan as follows:





Option/SAR Grants in Last Fiscal Year
_____________________________________________________________________________




         Individual grants

________________________________        _____________       ______________
(a)                         (b)               (c)                (d)
                        Number of      Percent of total       Exercise
                       securities        options/SARs         of base
                       underlying        granted to            price
                       option/SARS      employees in           ($/Sh)
                       granted(#)        fiscal year


Melvin A. Hardison    5,000 shares         5.5%                $3.45


Option/SAR Grants in Last Fiscal Year (continued)
_______________________________________________________________________

                             Potential realizable
                              value at assumed         Alternative
                            annual rates of stock       to (f) and
                            price appreciation for      (g): grant
                               option term             date value
                            ______________________    _____________
                            (e)      (f)       (g)        (h)
                         Expiration   *         *      Grant Date:
                           date                       present value*

Melvin A. Hardison        12-11-02                       $ 5,545

________________________________________________________________
* Each option was granted at 120% of the market price on the date of the grant.


Employment  Agreements

In March 1995, at the time of the Company's reorganization, Mr. Hooten and the Company entered into a five-year employment agreement pursuant to which Mr. Hooten serves as the Company's Executive Vice President. The Company pays Mr. Hooten an annual salary of $120,000 per year.

On March 14, 1995, the Company entered into a three-year employment agreement with Mr. Melvin A. Hardison, the Company's Treasurer and Secretary, that provides he will be paid an annual salary of $68,250. The employment agreement expired in February 1998. Mr. Hardison continues to serve in the capacity of the Company's Treasurer and Secretary and is paid an annual salary of $68,250.

Certain Transactions

During the past two years the Company was a party to the following transactions in which certain officers and/or directors had a material interest:

On January 1, 1996, upon first acquiring an independent determination of the fairness or reasonableness of an agreement entered into with Mr. Hooten, an officer and director, to lease space for the operation of Hooten/Stahl. The lease expired on December 31, 1996, and is now continuing on a month-to-month basis with no change in terms or conditions. The Company currently pays an annual rental fee of $103,250. The rent charged is comparable to rents charged in Albuquerque by others for similar space.

Any future transactions with officers, directors or 5% beneficial shareholders of the Company's Common Stock will be on terms no less favorable to the Company or its affiliates than could be obtained from unaffiliated third parties and will be approved by a majority of the independent outside members of the Company's Board of Directors who do not have an interest in the transaction.

Compensation of Directors:

Directors are not currently paid a fee or other compensation for serving as Directors. However, the Company reimburses each Director for all out of pocket expenses incurred to attend Directors.

               ADDITIONAL COMPENSATION ARRANGEMENTS

In addition to the Key Employee Stock Incentive Plan discussed above, the Company established a matching retirement 401K Plan effective January 1, 1999, for the benefit of all Company employees. Pursuant to the Plan, the Company will contribute up to 25% of employee contributions, such contributions not to exceed $1,500 per employee. There are currently no other plans, arrangements, commitments or understandings with respect to the establishment of any plan or program.

                         DIVIDEND POLICY

The Company has not paid a dividend on its Common Stock for the last five years. It is the present policy of the Company not to pay cash dividends on the Common Stock. Any payment of cash dividends in the future on the Common Stock will be dependent upon the Company's financial condition, results of operations, current and anticipated cash requirements, plans for expansion, restrictions under debt obligations, if any, as well as other factors that the Board of Directors deems relevant.

                        LEGAL PROCEEDINGS

The Company is subject to certain legal claims from time to time and is involved in litigation that has arisen in the ordinary course of its business. It is the Company's opinion that it either has adequate legal defenses to such claims or that any liability that might be incurred due to such claims will not, in the aggregate, exceed the limits of the Company's insurance policies or otherwise result in any material adverse effect on the Company's operations or financial position.

On April 11, 1997, the City of Albuquerque instituted condemnation proceedings related to a parcel of land upon which the Rregistrant has a joint venture financing arrangement for development. This matter is more fully described in the Registrant's current 10-KSB filing enclosed with this Proxy.

             INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Grant Thornton, LLP, certified public accountants, has provided services to the Company during the past fiscal year, which included the examination of the Company's annual report to shareholders and annual report on Form 10-KSB. A representative of Grant Thornton LLP will be available at the Annual Meeting to respond to appropriate questions concerning the financial statements of the Company, and will have the opportunity to make a statement if the representative desires to do so.

             PROXY MATERIALS FOR NEXT ANNUAL MEETING

Shareholder proposals for consideration at the next Annual Meeting, which the Company expects to hold in March 2000, must be received by the Company no later than August 31, 1999. In order for such proposals to be included, they must be legal and must comply with the Rules and Regulations of the Securities and Exchange Commission.

                         OTHER BUSINESS

The Board knows of no other business which is to be presented at the Annual Meeting. However, if other matters should properly come before the Annual Meeting, the persons named in the proxy will vote on those matters according to their judgment.

                              By Order of the Board of Directors
                              s/Melvin A. Hardison
                              __________________________________
                              Melvin A. Hardison, Secretary

Albuquerque New Mexico, January 26, 1999.

ON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-KSB FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1998, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION (INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO) TO ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE COMPANY'S SHARES AS OF THE CLOSE OF BUSINESS ON JANUARY 25, 1999. ANY EXHIBIT TO THE ANNUAL REPORT ON FORM 10-KSB WILL BE PROVIDED ON REQUEST UPON PAYMENT OF THE REASONABLE EXPENSES OF FURNISHING THE EXHIBITS. ANY SUCH WRITTEN REQUEST SHOULD BE ADDRESSED TO MELVIN A. HARDISON, SECRETARY, REALCO, INC., 1650 UNIVERSITY BOULEVARD, N.E., SUITE 5-100, ALBUQUERQUE, NEW MEXICO 87102.




PROXY

FOR THE ANNUAL MEETING OF SHAREHOLDERS OF REALCO, INC., to be held at 9:30 a.m., March 5, 1999, in Suite 490, 1650 University Blvd., N.E. Albuquerque, New Mexico.

This Proxy  is solicited by Management.   Management recommends that you
vote "yes" for the election of each Management Candidate.

THE UNDERSIGNED HEREBY APPOINTS AS PROXIES, James A. Arias and Bill E. Hooten, and each of them, each with the power to appoint his or her substitute, and hereby authorize them to represent and to vote, as designated below, all of the stock of REALCO, INC., owned of record by the undersigned on January 25, 1999, at the 1999 Annual Meeting of Shareholders to be held on March 5, 1999, and at any postponement(s) thereof, for the election of six Directors and to vote upon any other matters which may properly come before the Meeting, subject to any directions in this proxy.

THIS PROXY REVOKES ALL PROXIES PREVIOUSLY GRANTED BY ME FOR ANY PURPOSE.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HERIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE SIX PEOPLE WHO ARE MANAGEMENT'S NOMINEES TO THE BOARD OF DIRECTORS,
AND IN THE DISCRETION OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTER BROUGHT BEFORE THE MEETING.

1.   ELECTION OF DIRECTORS:

VOTE MY STOCK FOR THE FOLLOWING SIX NOMINEES:

(  ) JAMES  A.  ARIAS,    BILL E. HOOTEN,  ARTHUR A. SCHWARTZ,  MARSHALL
     BLUMENFELD,  NOEL  ZELLER  AND  MARTIN S. ORLAND.

(  ) NO: WITHOLD AUTHORITY TO VOTE FOR ALL CANDIDATES LISTED ABOVE.

INSTRUCTIONS:     IF   YOU  DO  NOT   WANT  YOUR  STOCK  VOTED  FOR  ANY
INDIVIDUAL LISTED ABOVE, LINE THROUGH THAT NOMINEES NAME.

2.    OTHER MATTERS THAT MAY COME BEFORE THE MEETING:

IF ANY OTHER MATTERS ARE PROPERLY BROUGHT BEFORE THE MEETING (OR ANY ADJOURNMENTS OF THE MEETINGS) IN THEIR DISCRETION, THE PERSONS NAMED AS PROXIES OR THEIR SUBSTITUTES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS IN THEIR DISCRETION.

(  )GRANTED  (  )WITHHELD

SIGN BELOW AS YOUR NAME APPEARS ON THE LABEL. IF THERE IS NO LABEL, SIGN YOUR NAME AS YOU NORMALLY SIGN YOUR NAME AND DATE YOUR PROXY.

________________________________________
SIGNATURE

DATE______________________,1999

________________________________________
SIGNATURE OF CO-OWNER (IF APPLICABLE)

DATE______________________,1999

WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE SIGN TITLE AS SUCH. IF A CORPORATION, PLEASE SIGN IN FULL THE CORPORATION'S NAME BY PRESIDENT OR OTHER AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN THE PARTNERSHIP NAME BY AUTHORIZED PERSON. IF ANYONE OTHER THAN THE SHAREHOLDER(S) NAMED ON THE ABOVE LABEL IS SIGNING THIS PROXY, INDICATE THE CAPACITY IN WHICH YOU ARE SIGNING.

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY PROMPTLY USING THE ENCLOSED ENVELOPE. YOUR STOCK CANNOT BE VOTED UNLESS YOU VOTE IN PERSON AT THE ANNUAL MEETING OR YOU RETURN SIGNED AND DATED PROXY BY THE TIME OF VOTING AT THE ANNUAL MEETING.

REALCO, INC.
1650 UNIVERSITY BOULEVARD, N.E., SUITE 5-100
ALBUQUERQUE, NEW MEXICO 87102